UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011 (June 8, 2011)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

     This Current Report on Form 8-K includes as exhibits certain presentation slides that will be presented by management to certain investor conferences on June 8, 2011. The presentation by management at the Keefe, Bruyette & Woods 2011 Investment Management & Specialty Finance Conference on June 8, 2011 (the “KBW Conference”) is attached as Exhibit 99.1. A live webcast of the presentation at the KBW Conference, in addition to the presentation slides, will be available at http://ir.cit.com on June 8, 2011 at 8:45 a.m. Eastern Daylight Time. The presentation by management at the 2011 American Financial Services Association Finance Industry Conference on June 8, 2011 (the “AFSA Conference”) is attached as Exhibit 99.2. A live webcast of the presentation at the AFSA Conference, in addition to the presentation slides, will be available at http://ir.cit.com on June 8, 2011 at 10:15 a.m. Eastern Daylight Time. A replay of each presentation will be available shortly following each event until 11:59 p.m. Eastern Daylight Time on June 22, 2011. The presentation slides in Exhibit 99.1 and Exhibit 99.2 are furnished pursuant to Item 7.01 and shall not be considered filed for purposes of the Securities Exchange Act of 1934, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation slides, dated June 8, 2011, for the Keefe, Bruyette & Woods 2011 Investment Management & Specialty Finance Conference.

99.2	Presentation slides, dated June 8, 2011, for the 2011 American Financial Services Association Finance Industry Conference.

Forward-Looking Statements

     This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President &
Chief Financial Officer

Dated: June 8, 2011